UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 19, 2016
Date of Report (Date of Earliest Event Reported)

HP Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 PAGE MILL ROAD, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 19, 2016, the Board of Directors (the “Board”) of HP Inc. (the “Company”) adopted an amendment (the “Amendment”) to the amended and restated bylaws of the Company (the “Bylaws”), effective immediately.  The Amendment effects the following:

•                  authorizes the Board to determine board size pursuant to a Board resolution, rather than board size being fixed in the Bylaws;

•                  clarifies provisions relating to uncertificated (book-entry) shares that may be issued pursuant to Direct Registration System requirements;

•                  makes conforming changes to reflect the Company’s prior elimination of cumulative voting; and

•                  makes certain other ministerial, clarifying and conforming changes.

The foregoing summary does not purport to be a complete description of the changes made to the Company’s Bylaws.  It is qualified in its entirety by reference to the copy of the complete Amended and Restated Bylaws of the Company, attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01                                                                       Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 3.2	Amended and Restated Bylaws of HP Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP Inc.

DATE: July 25, 2016	By:	/s/ RUAIRIDH ROSS
	Name:	Ruairidh Ross
	Title:	Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.2	Amended and Restated Bylaws of HP Inc.